MACQUARIE CONNECTIONS
MACQUARIE CAPITAL (USA) INC.

MACQUARIE

Small- & Mid- Cap Conference

New York City: Le Parker Meridien Hotel

Victor T. Adamo
President

Edward L. Rand, Jr.
Chief Financial Officer

PROASSURANCE®
Treated Fairly

June 16, 2010

Frank B. O’Neil Investor Relations Officer

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

- Largest independently traded writer of medical professional liability insurance
  -
-
- "A" rated by A . M. Best and Fitch

Written Direct 35%
Ancillary Healthcare Providers & Facilities 5%
Physicians and Dentists 82%
Attorneys 10%
Other 3%
Written by Agents 65%

PROASSURANCE. Treated Fairly

ProAssurance: Quick Facts
  Fourth largest
 overall writer
  Insuring 62,500
 policyholders
 nationwide

Effective & Experienced Management

W. Stancil Starnes, J.D.
Chairman & Chief Executive Officer
sstarnes@proassurance.com
(205) 877-4400
Company Tenure: 3 Years
Prior MPL Experience: 29 Years
Industry & Related Experience: 32 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation.

Victor T. Adamo, J.D., CPCU
President
vadamo@proassurance.com
(205) 877-4400
Company Tenure: 25 Years
Prior MPL Experience: 5 Years
Industry & Related Experience: 30 Years
Formerly in the private practice of corporate law.

Jeffrey L. Bowlby, A.R.M.
Sr. Vice-President & Chief Marketing Office
jbowlby@proassurance.com
(517) 347-6306
Company Tenure: 12 Years
Prior MPL Experience: -
Industry & Related Experience: 26 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook.

Howard H. Friedman, F.C.A.S.
Sr. Vice-President & Chief Underwriting Officer
hfriedman@proassurance.com
(205) 802-4796
Company Tenure: 14 Years
Prior MPL Experience: 16 Years
Industry & Related Experience: 30 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO.

Jeffrey P. Lisenby, J.D.
Sr. Vice-President, General Counsel & Secretary
jlisenby@proassurance.com
(205) 445-2668
Company Tenure: 9 Years
Prior MPL Experience: -
Industry & Related Experience: 9 Years
Formerly in the private practice of law.

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
foneil@proassurance.com
(205) 877-4461
Company Tenure: 23 Years
Prior MPL Experience: -
Industry & Related Experience: 23 Years
Formerly a television news executive and anchor.

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
erand@proassurance.com
(205) 802-4718
Company Tenure: 6 Years
Prior MPL Experience: -
Industry & Related Experience: 18 Years
Career-long experience in insurance finance and
accounting. Most recently Chief Accounting Officer for
Partner Re.

Darryl K. Thomas, J.D.
Sr. Vice-President & Chief Claims Officer
dthomas@proassurance.com
(205) 445-2668
Company Tenure: 12 Years
Prior MPL Experience: 10 Years
Industry & Related Experience: 22 Years
Career-long experience in MPL claims management.

Hayes V. Whiteside, M.D.
Sr. Vice-President & Chief Medical Officer
hwhiteside@proassurance.com
(205) 445-2670
Company Tenure: 6 Years
MPL Experience: -
Industry & Related Experience: 27 Years
Formerly in the private practice of Urology.

  Average executive tenure through VP level is 16 years

WARD'S 50

SAFETY • CONSISTENCY • PERFORMANCE

2007 • 2008 • 2009

Financial Strength

AM BEST

A Excellent

STANDARD & POOR'S

ProAssurance. Treated Fairly

Recognition and Rating Highlights
  Third straight year as one of the
 50 top performing property casualty
 insurance companies
  Top 3% of all P&C companies
  Affirmed at “A” (Excellent)
 by A. M. Best
  Positive Outlook
 by S & P

Recent Business Highlights
  Maintaining our profitability and book value growth
  GROWING the top line
  Three M&A transactions completed in 2009 -
 Provided approximately $100 million in annualized
 premium growth
  Existing markets grew modestly in 2009
  Outstanding performance in a challenging
 financial market and a demanding line of
 insurance

How We Define Success
  23% Increase in Book Value per Share in 2009
  19% Increase in Revenue vs. 2008
  28% Increase in Diluted EPS
  Top Line Growth in 2009
  $28 million of new business in our historical book
  Outstanding performance in a challenging
 financial market and a demanding line of
 insurance

$54.07
$52.59
$42.69
$38.69
$33.61
$24.59
$20.92
$18.77
$16.02
$13.92
$11.57
$8.56
$6.27
$3.67
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
Q1 '10

ProAssurance.
Treated Fairly

Book Value Growth Through Q1 2010
Book Value Growth EVERY Year Since Inception
	Cumulative	CAGR
10 year	278%	14%
5 year	151%	20%
1 year	23%	23%
Measured through Year-End 2009

Book Value per Share

Share Price Growth

Share Prices Since Inception		
	Cumulative	CAGR
10 year	166%	10%
5 year	37%	7%
1 year	2%	2%

Measured through Year-End 2009

$5.23
$7.60
$12.48
$23.19
$20.18
$17.58
$32.15
$39.11
$48.64
$54.92
$52.78
$53.71
$59.81
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
YTD '10

Share Price Through June 15, 2010

8

PROASSURANCE. Treated Fairly

- Current Price to Book: ~1.0x
- Average Since Inception: 1.5x

3.00
2.50
2.00
1.50
1.00
0.50
0.00
Price to Book
Stock Price
BV/Share
$70
$60
$50
$40
$30
$20
$10
$0
09/91
01/93
05/94
09/95
01/97
05/98
09/99
01/01
05/02
09/03
01/05
05/06
09/07
01/09
05/10

Price to Book Multiple Through June 15, 2010

ProAssurance. Treated Fairly

Trading Below Historic BV Multiple

Key Advantages

$4.7
$ amounts
in Billions
$1.8
Assets
Stockholders' Equity
2006
2007
2008
2009
Q1 10

ProAssurance.
Treated Fairly

Enduring Financial Strength

  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
Stockholder’s Equity Up
Over >16% Since
12/31/07

Investments Balance Risk vs. Return
  Key Investment Actions in Q1 10
  Further reduction of cash and short-
 term balances
  Added to corporate bond holdings
  CUSIP-level portfolio disclosure
 on our website:
 www.proassurance.com/investorrelations/supplemental.aspx
$3.9 Billion
Portfolio
$3.9 Billion
Portfolio
Fixed Income: 90%
Short Term: 4%
Short Term: 4%
Equity and Other Investments: 4%
Equity and Other Investments: 4%
BOLI: 2%
BOLI: 2%

3/31/10

Financial Highlights

in millions, except per share data

	Q1 2010	Q1 2009	12/31 2009	12/31 2008
Gross Premiums Written	**$ 157**	$ 155	**$554**	$ 471
Net Investment Income	**38**	35	**151**	158
Net Income (Includes Investment Losses)	**38**	28	**222**	178
Operating Income	**40**	33	**215**	207
Net Income/Diluted Share	**$1.16**	$ 0.84	**$6.70**	$5.22
Operating Income/Diluted Share	**$1.21**	$ 0.99	**$6.49**	$6.07

	3/31/10	12/31/09	12/31/08
Total Assets	**$4,706**	$ 4,647	$ 4,281
Shareowners' Equity	**$1,758**	$ 1,705	$ 1,424

PICA is excluded from Q1 2009 data. PICA was acquired on April 1, 2009

13

PROASSURANCE. Treated Fairly

- 1.1 million shares repurchased in 2009

246%
250%
200%
150%
100%
50%
0%
Quarterly Change in Book Value
(Inception to Q1 2010)
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10

ProAssurance.
Treated Fairly

  Using capital to build through M&A
  Preserving capital for future opportunities
  Enhancing shareholder value by repurchasing shares
 at prices that build Book Value
Capital Management

Source: SNL Financial

Premiums (GPW)
Stockholders' Equity
$543
$546
$574
$611
$573
$765
$579
$1,119
$549
$1,255
$1,424
$554
$1,704
2003
1.0:1
2004
0.9:1
2005
0.7:1
2006
0.5:1
2007
0.4:1
2008
0.3:1
2009
0.3:1

ProAssurance. Treated Fairly

Our Strong Capital/Low Leverage Position

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year
$567
$ 96
$471
($96 mil PICA pro forma in 2008)

Maintain Profitability Through the Cycle
  Ensure pricing discipline
  Rates based on loss data across multiple years
  Not unduly influenced by current market
 conditions
  Using credits allows us to maintain existing
 rate filings

Rate Change History
Annual
Cumulative
170%
150%
130%
110%
90%
70%
50%
30%
10%
-10%

	2001	2002	2003	2004	2005	2006	2007	2008	2009
Annual	23%	28%	28%	19%	11%	3%	-2%	-6%	-4%
Cumulative	23%	57%	102%	140%	166%	174%	169%	153%	142%

ProAssurance.
Treated Fairly

Rate Discussion
  Rates on renewing physician business down
 less than 12% from peak pricing in 2006
  Recent rate filings are really minor adjustments
  Slight increases in Arkansas, Illinois and Indiana

Spread Risk
  Broad geographic diversification provides an
 unmatched spread of risk

  Our spread of risk provides
 better market awareness and
 more data points to gauge
 loss trends
  Our internal actuarial depth
 allows us to assess emerging
 trends and respond quickly
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
PICA and/or E&S States
PICA and/or E&S States
(Birmingham)

Differentiate In Claims Management
  Claims management has always set us apart
  We combine financial strength with deep expertise
  Give our insureds the option of an uncompromising
 defense of their claim
  Allows us to defend our insureds at trial more often
 than any other company in our line
  Provides long-term financial and marketing
 advantages
  A key differentiating factor in the market
 as claims data becomes public

675
685
457
415
2006
2007
2008
2009

ProAssurance. Treated Fairly

Claims Trends Remain Favorable
  Frequency trends are
 stable after declining
 since 2006
  The result is fewer
 cases to try
  Severity trends also
 stable
  Trends are much the
 same in states with or
 without Tort Reform

ProAssurance Claims Tried
to a Verdict

The Ohio Example
  Exhaustive, reliable data provided by the Ohio
 Department of Insurance
  Broad range of competitors and business
 approaches
  Pricing
  Underwriting
  Claims handling

www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance closes more claims
 with NO indemnity payments
Ohio Closed Claims 2005-2008
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

  ProAssurance closes more claims at trial—offering our
 insureds the chance for vindication
Ohio Closed Claims 2005-2008
 Excludes Trials that Ended with a Directed Verdict
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

- ProAssurance spends far less in average indemnity payments

25

ProAssurance. Treated Fairly

Ohio Closed Claims 2005-2008
Source: Ohio Department of Insurance: www.insurance.ohio.gov/Legal/Reports/Documents/MedMal_Closed_Claim_2008.pdf

Prepare for State Changes
  We are prepared, operationally and financially,
 if Tort Reforms are struck down in our states
  We never give advance credit for untested
 reforms unless required by law or regulation
  Prices are set and reserves established as if there
 is no tort reform, until results reflect otherwise

Maximizing Our Potential

ProAssurance.
Treated Fairly

Maximizing Our Potential

Medical Assurance

PROASSURANCE
Treated Fairly

June, 2001

PodiatryInsuranceCo. of America

PROASSURANCE
Treated Fairly

2009:  Consolidation of:
 Mid-Continent General Agency
2009:  Consolidation of:
 Mid-Continent General Agency
 Georgia Lawyers Insurance Co.
 Georgia Lawyers Insurance Co.
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
2004: Purchased Selected Renewal Rights from:
 OHIC Insurance Company
Success Through M&A
  We’ve built a leading platform through M&A

1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1994: Consolidation of:
  West Virginia Hosp. Ins Co.
1995: Consolidation of;
1995: Consolidation of;
 Physicians Ins Co of Indiana
 Physicians Ins Co of Indiana
 Assumed business of:
 Physicians Ins Co of Ohio
 Assumed business of:
 Physicians Ins Co of Ohio
1996: Consolidation of:
1996: Consolidation of:
 Missouri Medical Ins Co
 Missouri Medical Ins Co
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1995: Assumed business of:
 Associated Physicians Ins Co. (IL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1998: Consolidation of:
 Physicians Protective Trust Fund (FL)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
1996: Assumed business of:
 American Medical Ins Exchange (IN)
Founding in the 1970’s
Founding in the 1970’s
1999: Assumed business of:
  Medical Defense Associates (MO)
1999: Assumed business of:
  Medical Defense Associates (MO)
Mutual Assurance
Physicians Ins. Co. of Michigan
Professionals Group
Creation of:
Creation of:
2005: Consolidation of:
 NCRIC Group
2005: Consolidation of:
 NCRIC Group
2006:  Consolidation of:
 PIC Wisconsin Group
2006:  Consolidation of:
 PIC Wisconsin Group
2007: PRI renewal rights deal
2002: SERTA renewal rights deal
2001: OUM renewal rights deal
2000: DPM Merger
1999: PACO Acquisition

PICA group

GEORGIA LAWYERS INSURANCE PROGRAM

MID-CONTINENT GENERAL AGENCY, INC

ProAssurance. Treated Fairly

2009 M & A Transactions

2008 Premium: $98 million
Significant growth in our core business
Nationwide geographical expansion
2008 Healthcare Premium: $20 million
Extends our core business
Broadens our medically-related range
Geographical expansion
2008 Premium: $5.7 million
Adds to our lawyers’ book
Geographical expansion
Affirms our interest in this line

Responding to Changes in HealthCare
  Projected sector growth through 20181
  Physician’s Assistants  39%
  Medical Assistants  36%
  Licensed Nurses  34%
  Chiropractors   31%
  Physicians and Surgeons 22%
  Podiatrists   9%
1Bureau of Labor Statistics 2008 to 2018 Projections

Keep an Eye on Washington
  Effects of Healthcare Reform
  No immediate effect—no Tort Reform in the bill
  More patients will ultimately require more
 physicians and ancillary providers
  Known: More customers for us
  Unknown: Effect on the medical/legal environment
  More frustration in the system?
  More unexpected outcomes?
  Demonstration projects do not provide meaningful
 reform or immediate data
  Signals a desire to leave the tort system in
 the hands of each state

Summary

ProAssurance
  Producing sustainable shareholder value
  Growing Book Value per Share
  Finding the right M & A opportunities
  Significant share ownership at all levels
  Focusing on long-term
  Preparing for a changing market
  Leveraging financial strength
  Protecting the balance sheet
  Maintain our leading market position
  Building strength for the next cycle turn

June 16, 2010

Frank B. O’Neil Investor Relations Officer

Additional Slides for Meetings

ProAssurance
Treated Fairly

Additional Slides for Meetings

General Information

Factor	Status	Cycle Impact
Frequency	Stabilizing	Neutral
Severity	Moderate	Neutral – Harden
Investment Returns	Low	Harden
Capital	Excess Capacity	Soften
Cash Flow	Becoming Strained	Neutral – Harden
Reserves	Modestly Redundant	Soften
Reinsurance	Sufficient Capacity	Neutral

ProAssurance. Treated Fairly

The State of the Market

The State of the Market
  Prices have been falling yet profitability
 remains high
  Continued low interest rates must enforce
 discipline sooner or later
  Frequency is no longer declining
  Only a matter of time before frequency moves
 higher
  But when?
  Severity is trending upward at expected,
 manageable rates (4%-5%) in most states

Reserve adequacy

  Net favorable development continues
  We remain confident in current reserve levels
  Our levels compare favorably to external
 actuarial reviews from Tillinghast and E&Y

"A" Rating
Threshold

ProAssurance.
Treated Fairly

Excess Capital vs. Excess Capacity

Conceptual Model of Projected
A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

Debt
Equity
Millions
$1.8
$1.5
$1.2
$0.9
$0.6
$0.3
$-
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

41

ProAssurance.
Treated Fairly

Conservative Use of Debt
  Low Debt to Cap Ratio
  No strain on cash flow

Investments

115%
110%
105%
100%
95%
90%
85%
80%
Combined Ratio
7%
6%
5%
4%
3%
2%
1%
0%
Investment Yield

43

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages

ProAssurance. Treated Fairly

Investment Income Provides No Cushion
  Pricing discipline is even more critical
Combined Ratio
required to generate
a 13% after-tax ROE

100.0%
75.0%
50.0%
25.0%
0.0%
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Annual
Cumulative

ProAssurance. Treated Fairly

The Importance of Investment Income

Typical Claims Payout Pattern

The Importance of Investment Income

Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Incident
Occurs
Discovery
and
Preparation
Claim
Reported
Trial
and
Appeals
Resolution
5-6 Years
After
Claim
Reported
Life Cycle of a Typical Claim

No Change to Investment Strategy
  Our focus is on protecting the balance sheet and
 growing book value
  We are not extending duration for yield
  Main pressures in investments are declining yield and
 lower cash balances
  Cash put to work in 2009 as we gained confidence
  2009 net realized investment gains: $12.8 million
  2008 net realized investment losses: $51 million
  Includes $47 million in OTTI
  Q1 2010 net realized investment losses: < $1 million

Duration
2
5
6
8
10
12
Change in Value
Yield
Loss in Value
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
Yield
14%
12%
10%
8%
6%
4%
2%
0%

ProAssurance. Treated Fairly

Strategy: Investment Discipline
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

- $3.5 Billion in Fixed Income
  - Average fixed maturity duration: 4.3 years
  - Average tax-equivalent yield: 5.1%
  -
  - Weighted average: AA-

Asset Backed 20%
Corp 33%
State & Muni 42%
Govt & Agency 5%

PROASSURANCE.
Treated Fairly

Fixed Income Breakdown
  97% investment grade

3/31/10

Equities & Other: $160 Million

3/31/10

Return by Quarter: Equities & Other

By Quarter
Q1, 2005 – Q1, 2010
(in millions)

$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
$3.5

	Q1 05	Q2 05	Q3 05	Q4 05	Q1 06	Q2 06	Q3 06	Q4 06	Q1 07	Q07
Total Return	$1,911	$1,095	$940,0	$1,100	$2,756	$1,222	$107,0	$1,225	$3,749	$4,244

	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10
Total Return	$502,0	$2,011	$(1,77	$1,021	$(1,09	$(3,54	$(839,	$996,0	$2,270	$1,816	$3,537

50

ProAssurance.
Treated Fairly

Growth in Investment vs. Reserves

Cash and Investments
P&C Loss and LAE Reserves
Millions
$4
$3
$2
$1
$-
$4.0
$2.4

	2001	2002	2003	2004	2005	2006	2007	2008	2009	Q1 2010
Cash and Investments	$1,336,139	$1,545,488	$1,823,789	$2,166,306	$2,648,825	$3,521,244	$3,669,669	$3,579,401	$3,878,684	$3,957,435
P&C Loss and LAE Reserves	$1,317,980	$1,492,140	$1,634,749	$1,818,636	$2,224,436	$2,607,148	$2,559,707	$2,379,468	$2,422,230	$2,423,312

51

ProAssurance. Treated Fairly

Cumulative Return: Equities & Other

By Quarter
Q1, 2005 – Q4, 2009
(in millions)

$25
$20
$15
$10
$5
$0
$17.5

	Q1 05	Q2 05	Q3 05	Q4 05	Q1 06	Q2 06	Q3 06	Q4 06	Q1 07	Q 07	Q3 07	Q4 07	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09
Cumulative Return	$1.9	$3.0	$3.9	$5.0	$7.8	$9.0	$9.1	$10.4	$14.1	$18.3	$18.9	$20.9	$19.1	$20.1	$19.0	$15.5	$14.6	$15.6	$17.9	$17.5

52

ProAssurance. Treated Fairly

Municipals: $1.5 Billion

3/31/10
  Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance

Asset Backed: $693 Million

- Weighted average rating: "AA+"

Agency MBS
71%
Credit Cards
5%
Auto
2%
Prime MBS
LTV 57%
Prime MBS
5%
Alt-A
1%
Other
2%
CMBS
13%
Alt-A
LTV 61%
Sub-Prime
1%
FHLMC
26%
CMBS
20%
FNMA
40%

Further Details Provided on Sub-Prime and CMBS on following pages

53

Bloomberg Data
3/31/10

ProAssurance. Treated Fairly

Sub-Prime Detail

  $8.1 million market value in AFS portfolio
  $2.5 million unrealized loss
  $15.8 million market value in
 high-yield LP rated “A”
  LP’s focus is distressed ABS
At 3/31/10	Vintage
$5.1 Mln	2004 & Prior
$3.0 Mln	2005
Quality & Vintage information only on direct holdings at 3/31/10

CMBS Detail
  Vintages
  2005 & Prior- $65 million
  2006- $23 million
  Top Property Types
  Office: 58% of CMBS portfolio
  Retail Anchored: 29% of CMBS portfolio
  Mixed Use: 8% of CMBS portfolio
  Other: 5% of CMBS Portfolio

CMBS Detail
  $88 million Fair Value in non-agency CMBS
  Book Value: $86 million (2% of fixed income portfolio)

At 3/31/2010	Quality
$ 83.0 Mln	AAA
$ 3.0 Mln	AA
$ 0.7 Mln	A
$ 0.9 Mln	BB+
At 3/31/2010	Wtd Avg LTV
14%	<65%
46%	=65-70%
21%	<70-75%
19%	=75-85%
At 3/31/2010	Credit Support
35%	>30%
47%	20% - 30%
12%	10% - 20%
6%	Less than 10%
At 3/31/2010	Deal Cumulative Delinquencies
18%	0.0% - 1.0%
22%	1.0% - 3.0%
10%	3.0% - 5.0%
23%	5.0% - 10.0%
27%	>10.0%
At 3/31/2010	Debt Service Coverage
80%	=>1.5x
14%	1.4x-1.5x
6%	1.3x-1.4x
3/31/10

Corporates: $1.2 Billion

- Weighted Average Rating: A
  - 28% of Total Investments

Other 3%
Transport 2%
Energy 3%
Telcom 6%
Utilities 7%
FDIC Backed Banks 6%
Financials 26%
Industrials 47%

57

12/31/2009

ProAssurance. Treated Fairly

Corporate: Detail on Financials
  Top 20 Largest Banks/Financials: $ 269 million
  $57 mm FDIC backing
BA $40 ($22)	Eurohypo $8
BP Cap $26	Boeing Cap $7
JPM $23 ($14)	US Bank $7
GECC $22 ($4)	Credit Suisse $7
MS $20 ($6)	PNC $6 ($2)
Wells $20	Natl Rural $6
GS $18 ($2)	Deutsche Bank $5
Amex $16	Depfa ACS -Covered $5
Citi $13 ($5)	FMCC $5
BNY $10	John Deere Cap $5 ($2)
FDIC backed amounts listed in parentheses

12/31/2009

- Average Rating: AAA

ProAssurance. Treated Fairly

Treasury/GSE: $206Million

3/31/2010

Prime MMF
7%
Other
1%
Tax Exempt
Commercial
Paper
24%
Tax
Exempt
MMF
17%
Govt.
MMF
51%

ProAssurance.
Treated Fairly

Portfolio Overview: Short Term
  $152 Million
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA

3/31/2010

Best Rating: A++ 26%
Best Rating: A+ 74%

ProAssurance.
Treated Fairly

BOLI: $65 Million
  Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+

3/31/2010

Moody's 2008 Rankings

ProAssurance.
Treated Fairly

Moody’s 2008 Rankings

Outstanding Performance vs Industry
  Moody’s rankings of the top 100 P&C
 insurance companies by premium volume

1 by Direct Written Premium Source: 2008 Data from Moody’s Statistical Handbook October
2009
Category	Ranking
Direct Written Premiums	95
Operating Ratio	1
Combined Ratio	2
Loss Ratio	5
ROE	5

- 95th largest P&C insurance company in the US[1]

Operating Ratio
Rank: #1
PRA 36.1%
Average
89.2%

Combined Ratio
Rank: #2
PRA 67.3%
Average
99.7%

Loss Ratio
Rank: #5
PRA 47.2%
Average
71.0%

PRA,
52.7%
Average
6%

Return on Equity
Rank: #5
Average
4%
PRA,
18.4%

65

ProAssurance. Treated Fairly

Moody’s Top 100 Ranking Data
Return on Premium
Rank: #1

Sales & Marketing Highlights

ProAssurance
Treated Fairly

Sales & Marketing Highlights

Distribution Sources
  We remain primarily agent-driven
  Direct in Alabama, Florida and in all states for
 Podiatric business
  Dual distribution working in DC and parts of
 Missouri

New Business Acquisition Trends
  Profitable new business can be found
  New business added in a number of states
  Retention is at historical highs
  The market is equal parts pricing sanity and
 insanity

Retention trends
  Retention was 88% in Q1 2010
  Retention was 88% overall in 2009
  Despite competitors' pricing we are retaining
 business

Competition
  We have see no new large scale competitors
  Greatest competition is physicians moving into
 hospital captives and large clinic alternative risk
 transfer programs
  We will address these issues through new products
 and new approaches to our business partners
  Some consolidation among start-ups
  Pricing largely a non-factor due to the soft market

Terms and Conditions
  One-off concessions by many carriers
  Tail coverage
  Prior acts
  Slot rating

Lawyers Professional Liability
  Historical book performing as expected
  MGA’s producing new business as expected in
 market previously unserved
  Primarily western US (Greyhawk) and
 mid-Atlantic (ProLawyer)

Reinsurance

Reinsurance Overview

  No real change in pricing
  Somewhat surprising to us
  Interest remains high in our program
  Aspen, Hannover and Transatlantic lead our
 program
  Solid mix of London, US and Bermudan
 companies

Additional Claims Highlights

ProAssurance
Treated Fairly

Additional Claims Highlights

Loss Trends
  Frequency remains at historically low levels
  No longer declining
  Some signs of frequency returning
  Severity is manageable
  Fewer cases for us to try
  We are trying the same percentage of our
 claims inventory

New Claims Have Been Declining

Historical Book
PICA
538
6,039
514
4,826
550
4,179
582
3,800
607
3,273
562
3,328
2004
2005
2006
2007
2008
2009

ProAssurance. Treated Fairly

New Claims Opened Each Year
New Claims Opened Each Year
6,577
5,340
4,729
4,382
3,880
Claims are level from
2008 to 2009
3,890

No Emerging Claim Hotspots
  No unexpected claims trends are emerging by
 specialty
  Greater public access to claims outcome data
 should fuel renewed attention to claims defense

Risk Management Highlights

ProAssurance.
Treated Fairly

Risk Management Highlights

We Are a Doctor-Focused Company
  We value physician input and seek partnerships
 with organized medicine
  Endorsed in Alabama, D.C., Indiana and Wisconsin
  Physician involvement at all levels of the
 organization
  Led by Hayes Whiteside, M.D., SVP and Chief
 Medical Officer
  We actively participate in national and state tort
 reform efforts

Risk Management Scope
  Approximately 80% of insureds are “touched”
 by risk management programs each year
  Risk management publications provide
 specialty-specific advice
  State-specific publications target current event
 issues
  Risk Resource center provides immediate
 access to risk management advice in dynamic
 situations